Form of Warrant

THESE WARRANTS ARE NOT TRANSFERABLE

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

ORGENESIS INC.
(A Nevada Corporation)

NON-TRANSFERABLE
WARRANT CERTIFICATE

CERTIFICATE NO. 2013_____
NUMBER OF WARRANTS: _____	RIGHT TO PURCHASE _____ SHARES

THESE NON-TRANSFERABLE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT 5:00 P.M. (PACIFIC TIME) ON THE EXPIRY DATE (AS DEFINED IN THE TERMS AND CONDITIONS
ATTACHED TO THIS WARRANT CERTIFICATE.

NON-TRANSFERABLE SHARE PURCHASE WARRANTS
TO PURCHASE COMMON SHARES OF ORGENESIS INC.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE

This is to certify that, for value received, __________ of _______________ (the “Holder”) has the right to purchase, upon and subject to the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”) from _______________, 2013 to 5:00 p.m. (Pacific Time) on the Expiry Date (as defined in the attached Terms and Conditions), the number of fully paid and non-assessable common shares (the “Shares”) of Orgenesis Inc. (the “Company”) set out above, by surrendering to the Company, at its offices at 21 Sparrow Circle, White Plains NY 10605, this Warrant Certificate with a Subscription in the form attached hereto as Appendix “B”, duly completed and executed, and cash, bank draft, certified cheque or money order in lawful money of the United States of America, payable to the order of the Company in an amount equal to the purchase price per Share multiplied by the number of Shares being purchased (the “Aggregate Purchase Price”). Subject to adjustment thereof in the events and in the manner set forth in the Terms and Conditions, the purchase price per Share on the exercise of each Non-Transferable Share Purchase Warrant (“Warrant”) evidenced hereby shall be US $0.52 per Share.

These Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Shares only in accordance with the Terms and Conditions.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date and from and after such time, these Warrants and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at the City of _______________, in the State of _______________, as of the __________ day of _______________, 2013.

ORGENESIS INC.

Per:	___________________________________
Name
Title

PLEASE NOTE THAT ALL SHARE CERTIFICATES ISSUED UPON EXERCISE HEREOF MUST BE LEGENDED AS FOLLOWS:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”